UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5190

Name of Fund: MuniInsured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniInsured
         Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 03/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniInsured Fund, Inc.

Semi-Annual Report
March 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniInsured Fund, Inc.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of March 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 12.89%.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


2       MUNIINSURED FUND, INC.                  MARCH 31, 2004

A Letter From the President

Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets -- both taxable and tax-exempt -- continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance, pledging "patience" in raising interest rates. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and +35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIINSURED FUND, INC.                  MARCH 31, 2004                 3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We continued to focus on premium-coupon bonds with longer maturities, usually in the 20-year - 30-year range, where we found the best opportunity to enhance yield while preserving the Fund's net asset value.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined while the U.S. economy gained strength. Gross domestic product, which had expanded at an annualized rate of 8.2% in the third quarter of 2003, grew a more sustainable 4.1% in the fourth quarter. Notwithstanding the positive economic growth trend, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

At the end of March 2004, long-term U.S. Treasury bond yields stood at 4.77%, representing a decline of more than 10 basis points (.10%) over the past six months. Yields on tax-exempt municipal bonds fell more sharply as their prices -- which move opposite their yields -- rose accordingly. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell more than 40 basis points over the past six months. Yields on 30-year issues rated Aaa -- the highest rated -- fell 20 basis points, according to Municipal Market Data. However, yields on 10-year Aaa-rated issues essentially remained unchanged. We believe supply pressures prevented the prices of intermediate maturity bonds from rising to the same extent as longer-maturity issues, as recent supply increases were concentrated in the 10-year - 20-year range.

For the six months as a whole, municipal bond supply declined approximately 5% versus the same period a year ago. However, new issuance has increased in more recent months. During the past three months, more than $85 billion in long-term tax-exempt bonds was issued, representing an increase of nearly 3% versus the first quarter of 2003. In March 2004 alone, nearly $40 billion in long-term municipal bonds was issued, a 35% increase compared to March 2003's underwritings. March issuance was dominated by a number of larger, higher-quality underwritings exceeding $500 million in size. These issues were heavily weighted in the 10-year - 20-year maturity range, and this temporary supply imbalance resulted in higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues have continued to benefit from positive supply factors and have seen their prices rise accordingly. New-issue municipal volume is expected to be manageable in 2004, thereby continuing to support the tax-exempt market's favorable technical position.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, the most recent data from the Investment Company Institute indicates that, in just the first two months of 2004, tax-exempt bond funds have seen net new cash flows of almost $325 million.

How did the Fund perform during the period?

For the six-month period ended March 31, 2004, the Common Stock of MuniInsured Fund, Inc. had net annualized yields of 4.59% and 4.68%, based on a period-end per share net asset value of $9.93 and a per share market price of $9.75, respectively, and $.229 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.31%, based on a change in per share net asset value from $9.84 to $9.93, and assuming reinvestment of $.230 per share ordinary income dividends.

For the same six-month period, the Fund's comparable Lipper category of General and Insured Municipal Debt Funds (unleveraged) had an average return of +3.69%. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories, or in municipal debt issues insured as to timely payment.) Although the Fund did not perform as well on a total return basis as some of its uninsured peers, importantly, it did continue to provide shareholders with an attractive yield while affording the relative safety inherent in an insured product.


4       MUNIINSURED FUND, INC.                  MARCH 31, 2004

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Throughout the past six months, we continued to focus on buying premium coupon bonds with longer maturities, usually in the 20-year - 30-year range. Our observations and research reveal that the longer end of the yield curve has held firm, while the 10-year - 15-year sector has continued to be volatile. By taking advantage of the steep yield curve, we generally have been able to increase the Fund's yield while muting its price volatility.

We purchased California general obligation bonds at what we believed were relatively attractive yields compared to the overall municipal market. In our opinion, conditions in the state should improve along with the strengthening economy, and California debt securities are likely to benefit as a result. We also took advantage of insured California bonds backed by tobacco revenues. At period end, these made up 2.7% of the portfolio's net assets and had a positive impact on the Fund's performance.

Toward the end of the period, we took profits and shortened the Fund's duration by selling some of our longer-maturity holdings. We found it prudent to take a more defensive stance at this point given an expected increase in supply. We purchased shorter-maturity bonds as a temporary hold in anticipation that we could reinvest at higher yields at some future date. Our assumption is that interest rates eventually must rise and, once those shorter-maturity bonds mature, we would look to reinvest the proceeds in a higher-yield environment.

How would you characterize the Fund's position at the close of the period?

The economy recently has shown genuine signs of sustainable expansion, including job growth, which was stubbornly weak for most of the period. This, coupled with signs of increased inflation, has prompted investors to anticipate higher interest rates from the Federal Reserve Board -- a belief that likely will lead to near-term increases in bond yields. Given this scenario, we anticipate a flattening of the yield curve and are looking for significant underperformance from securities with 10-year - 15-year maturities.

We believe we can maintain the Fund's defensive positioning, incorporating a focus on premium coupon bonds with maturities between 20 years - 27 years and employing a hedge position to reduce risk. We believe these actions should moderate the negative price impact associated with a rise in interest rates. This, in our view, is a prudent strategy given the expected future investment environment.

William R. Bock
Vice President and Portfolio Manager

April 15, 2004


        MUNIINSURED FUND, INC.                  MARCH 31, 2004                 5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
Alaska--2.4%          AAA      Aaa      $1,150   Alaska Energy Authority, Power Revenue Refunding Bonds (Bradley
                                                 Lake), 4th Series, 6% due 7/01/2020 (h)                                $ 1,372
                      AAA      Aaa         495   Alaska State Housing Finance Corporation, Revenue Refunding
                                                 Bonds, RITR, Series 2, 10.34% due 12/01/2024 (b)(e)(f)(j)                  533
===============================================================================================================================
California--23.0%     AAA      Aaa       1,700   California Infrastructure and Economic Development Bank, Bay
                                                 Area Toll Bridges Revenue Bonds, First Lien, Series A, 5%
                                                 due 7/01/2025 (d)                                                        1,782
                      AAA      Aaa         500   California Pollution Control Financing Authority, PCR, Refunding
                                                 (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (b)          546
                      AAA      Aaa       2,000   California State Department of Water Resources, Power Supply
                                                 Revenue Bonds, Series A, 5.375% due 5/01/2022 (b)                        2,178
                      BBB      Baa1      1,575   California State, GO, 5% due 2/01/2033                                   1,575
                      AAA      Aaa       1,000   California State, GO, Refunding, 6% due 4/01/2017 (a)                    1,214
                      BBB-     Baa2      1,500   California State Public Works Board, Lease Revenue Bonds
                                                 (Department of General Services), Series D, 5.25% due 6/01/2028          1,533
                      BBB      Baa1      1,575   California State, Various Purpose, GO, 5.50% due 11/01/2033              1,649
                                                 Golden State Tobacco Securitization Corporation of California,
                                                 Tobacco Settlement Revenue Bonds:
                      BBB      Baa2      1,000       Series A-4, 7.80% due 6/01/2042                                      1,098
                      AAA      Aaa       2,000       Series B, 5.50% due 6/01/2033 (d)                                    2,161
                      AAA      Aaa       1,075       Series B, 5% due 6/01/2038 (a)                                       1,102
                      AAA      Aaa       1,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                                 AMT, Series RI-7, 11.045% due 11/01/2026 (b)(e)                          1,207
                      AAA      Aaa         145   Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                                 due 11/01/2021 (d)                                                         159
                      A1+      Aaa       1,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                                 Class R, Series K, 10.133% due 11/01/2021 (d)(e)                         1,191
                      AAA      Aaa       1,000   Santa Barbara, California, Waterfront Revenue Refunding Bonds,
                                                 COP, 5.50% due 10/01/2022 (a)                                            1,097
===============================================================================================================================
Florida--1.3%         AAA      Aaa       1,000   Miami-Dade County, Florida, Aviation Revenue Refunding Bonds
                                                 (Miami International Airport), AMT, 5.375% due 10/01/2027 (d)            1,056
===============================================================================================================================
Hawaii--1.5%          AAA      Aaa       1,100   Hawaii State Highway Revenue Bonds, 5.50% due 7/01/2020 (h)              1,224
===============================================================================================================================
Illinois--11.8%                                  Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                                 AMT:
                      AAA      NR*       1,100       DRIVERS, Series 369, 9.63% due 7/01/2011 (e)(i)                      1,360
                      AAA      Aaa       1,000       Third Lien, Series B-2, 5.25% due 1/01/2027 (b)                      1,044
                      AAA      Aaa       1,500   Chicago, Illinois, O'Hare International Airport, Revenue
                                                 Refunding Bonds, Third Lien, AMT, Series C-2, 5.25%
                                                 due 1/01/2034 (i)                                                        1,559
                      BBB      NR*       1,000   Illinois Development Finance Authority, Revenue Refunding Bonds
                                                 (Community Rehab Providers), Series A, 6.05% due 7/01/2019               1,023
                      AAA      Aaa       3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                 (Ingalls Health System Project), 6.25% due 5/15/2024 (b)                 3,076
                      AAA      Aaa       1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                 Series C, 7.75% due 6/01/2020 (d)                                        1,399
===============================================================================================================================
Indiana--5.9%         AAA      Aaa       1,360   Hammond, Indiana, Multi-School Building Corporation, First
                                                 Mortgage Revenue Refunding Bonds, 6.125% due 7/15/2019 (b)               1,541
                      AAA      NR*       1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                 Series A, 6.75% due 2/01/2017                                            1,067
                      AAA      Aaa       1,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                 Series A, 5% due 6/01/2024 (h)                                           1,043
                      AAA      Aaa       1,000   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                 Revenue Bonds (Waterworks Project), Series A, 5.125%
                                                 due 7/01/2027 (b)                                                        1,048

Portfolio Abbreviations

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HDA      Housing Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


6       MUNIINSURED FUND, INC.                  MARCH 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                         Value
===============================================================================================================================
Kansas--3.3%          AAA      Aaa      $2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                 Company Project), 7% due 6/01/2031 (b)                                 $ 2,632
===============================================================================================================================
Louisiana--2.2%       AAA      Aaa       1,500   Louisiana Local Government, Environmental Facilities, Community
                                                 Development Authority Revenue Bonds (Capital Projects and
                                                 Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)                1,796
===============================================================================================================================
Massachusetts--0.5%   AAA      Aaa         415   Massachusetts Education Loan Authority, Education Loan Revenue Bonds,
                                                 AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                           421
===============================================================================================================================
Minnesota--4.0%       NR*      Aaa       2,760   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                 Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2020 (h)      3,243
===============================================================================================================================
Missouri--0.4%        AAA      NR*         335   Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                 Bonds (Homeowner Loan), AMT, Series C-1, 7.15% due 3/01/2032 (g)           344
===============================================================================================================================
Nevada--2.1%          AAA      Aaa       1,500   Reno, Nevada, Retrack Revenue Refunding Bonds (Reno Transportation
                                                 Project), Senior Lien, 5.50% due 6/01/2022 (a)                           1,653
===============================================================================================================================
New York--7.1%        AAA      Aaa       1,500   New York City, New York, City Municipal Water Finance Authority,
                                                 Water and Sewer System Revenue Bonds, RITR, Series FR-6, 10.095%
                                                 due 6/15/2026 (b)(e)                                                     1,762
                      NR*      Aaa       1,000   New York City, New York, GO, RIB, Series 394, 10.422%
                                                 due 8/01/2016 (b)(e)                                                     1,326
                      AA-      A1        1,000   Port Authority of New York and New Jersey, Consolidated Revenue
                                                 Refunding Bonds, One-Hundred Thirty-Fifth Series, 5% due 3/15/2039       1,035
                      NR*      Aaa       1,175   Port Authority of New York and New Jersey, Special Obligation
                                                 Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                                 Series 353, 11.17% due 12/01/2014 (b)(e)                                 1,568
===============================================================================================================================
Ohio--4.6%            AAA      Aaa       2,000   Cincinnati, Ohio, City School District, Classroom Facilities
                                                 Construction & Improvement, GO, 5% due 12/01/2024 (h)                    2,100
                      NR*      Aaa       1,500   Franklin County, Ohio, Hospital Improvement Revenue Bonds
                                                 (Children's Hospital Project), 5.50% due 5/01/2028 (a)                   1,609
===============================================================================================================================
South Carolina--2.2%  NR*      Aaa       1,605   South Carolina Housing Finance and Development Authority, Mortgage
                                                 Revenue Refunding Bonds, AMT, Series A-2, 6.35% due 7/01/2019 (h)        1,763
===============================================================================================================================
Tennessee--2.0%       NR*      VMIG1+    1,600   Sevier County, Tennessee, Public Building Authority Revenue Bonds,
                                                 Local Government Public Improvement IV, VRDN, Series B-4, 1.11%
                                                 due 6/01/2025 (c)(h)                                                     1,600
===============================================================================================================================
Texas--8.1%           A-       Aa3       1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                 Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                 5.75% due 1/01/2032                                                      1,038
                      A1+      VMIG1+    1,300   Bell County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                 Series B-1, 1.10% due 8/15/2029 (b)(c)                                   1,300
                      AAA      NR*         500   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                 DRIVERS, AMT, Series 353, 9.63% due 5/01/2011 (b)(e)                       565
                      AAA      NR*         750   Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                                 Bonds, DRIVERS, AMT, Series 336Z, 9.891% due 11/01/2026 (d)(e)             834
                      AAA      VMIG1+      100   Harris County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1,
                                                 1.11% due 10/01/2029 (b)(c)                                                100
                                                 Harris County, Texas, Toll Road Revenue Refunding Bonds, Senior Lien:
                      AAA      A2        1,000       5.375% due 8/15/2023 (h)                                             1,084
                      AAA      Aaa       1,000       5% due 8/15/2033 (d)                                                 1,040
                      AAA      Aaa         500   Texas State Turnpike Authority, Central Texas Turnpike System Revenue
                                                 Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)                       536


        MUNIINSURED FUND, INC.                  MARCH 31, 2004                 7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                      S&P      Moody's    Face
State                 Ratings  Ratings  Amount   Municipal Bonds                                                          Value
===============================================================================================================================
Virginia--1.3%        AAA      Aaa       $ 985   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                 Sub-Series J-1, 5.20% due 7/01/2019 (b)                                $ 1,022
===============================================================================================================================
Washington--12.7%     AAA      Aaa       2,500   Port Seattle, Washington, Revenue Refunding Bonds, Series A, 5%
                                                 due 7/01/2033 (b)                                                        2,590
                      AAA      Aaa       1,720   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                                 5.75% due 11/01/2029 (b)                                                 1,935
                      AAA      Aaa       2,000   Seattle, Washington, Water System Revenue Bonds, Series B, 6%
                                                 due 7/01/2029 (d)                                                        2,292
                      AAA      Aaa       1,000   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                                 Series A, 5.75% due 1/01/2020 (h)                                        1,131
                      AAA      Aaa       2,000   University of Washington, University Revenue Bonds (Student
                                                 Facilities Fee), 5.75% due 6/01/2025 (h)                                 2,239
===============================================================================================================================
West Virginia--1.9%   AAA      Aaa       1,500   Harrison County, West Virginia, County Commission for Solid Waste
                                                 Disposal Revenue Bonds (Monongahela Power), AMT, Series C, 6.75%
                                                 due 8/01/2024 (a)                                                        1,555
===============================================================================================================================
Wyoming--1.4%         AAA      Aaa       1,000   Wyoming Building Corporation Revenue Bonds, 5.50%
                                                 due 10/01/2022 (a)                                                       1,096
===============================================================================================================================
                      Total Investments (Cost--$74,151)--99.7%                                                           80,046

                      Unrealized Depreciation on Forward Interest Rate Swaps--Net**--(0.2%)                                (135)

                      Other Assets Less Liabilities--0.5%                                                                   370
                                                                                                                        -------
                      Net Assets--100.0%                                                                                $80,281
                                                                                                                        =======

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2004.
(d)   FGIC Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2004.
(f)   FHA Insured.
(g)   FNMA/GNMA Collateralized.
(h)   FSA Insured.
(i)   XL Capital Insured.
(j)   FNMA Collateralized.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
**    Forward interest rate swaps as of March 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation
                                                        Amount    (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate equal to 4.341%
      Broker, J.P. Morgan Chase Bank
        Expires April 2024                              $2,400         $ (111)
      Receive a variable rate equal to
        7-Day Bond Market Association
        Municipal Swap Index Rate and pay
        a fixed rate equal to 3.486%
      Broker, J.P. Morgan Chase Bank
        Expires April 2014                              $3,000            (33)
      Receive a variable rate equal to 3-Month
        London InterBank Offered Rate and
        pay a fixed rate equal to 4.272%
      Broker, J.P. Morgan Chase Bank
        Expires June 2014                               $2,500              9
      --------------------------------------------------------------------------
      Total                                                            $ (135)
                                                                       ======

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of March 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
Quality Rating                                                          Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                 85.2%
AA/Aa .................................................                  2.6
BBB/Baa ...............................................                  8.6
Other* ................................................                  3.6
--------------------------------------------------------------------------------
*     Temporary investments in short-term variable rate municipal securities.


8       MUNIINSURED FUND, INC.                  MARCH 31, 2004

Statement of Assets, Liabilities and Capital

As of March 31, 2004
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$74,150,987) ..............                     $ 80,046,146
                   Cash ..............................................................                           40,570
                   Receivables:
                      Interest .......................................................    $  1,417,137
                      Securities sold ................................................          15,089        1,432,226
                                                                                          ------------
                   Prepaid expenses ..................................................                            2,909
                                                                                                           ------------
                   Total assets ......................................................                       81,521,851
                                                                                                           ------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps ............                          134,526
                   Payables:
                      Securities purchased ...........................................       1,048,815
                      Dividends to shareholders ......................................          35,337
                      Investment adviser .............................................           3,290
                      Other affiliates ...............................................             408        1,087,850
                                                                                          ------------
                   Accrued expenses ..................................................                           18,667
                                                                                                           ------------
                   Total liabilities .................................................                        1,241,043
                                                                                                           ------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                   Net assets ........................................................                     $ 80,280,808
                                                                                                           ============
=======================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share; 150,000,000 shares
                     authorized; 8,083,214 shares issued and outstanding .............                     $    808,321
                   Paid-in capital in excess of par ..................................                       74,552,807
                   Undistributed investment income--net ..............................    $    463,271
                   Accumulated realized capital losses on investments--net ...........      (1,304,224)
                   Unrealized appreciation on investments--net .......................       5,760,633
                                                                                          ------------
                   Total accumulated earnings--net ...................................                        4,919,680
                                                                                                           ------------
                   Total capital--Equivalent to $9.93 net asset value per share
                     of Common Stock (market price--$9.75) ...........................                     $ 80,280,808
                                                                                                           ============

      See Notes to Financial Statements.


        MUNIINSURED FUND, INC.                  MARCH 31, 2004                 9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended March 31, 2004
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                   Interest ..........................................................                     $  2,189,772
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..........................................    $    200,228
                   Professional fees .................................................          26,952
                   Printing and shareholder reports ..................................          23,044
                   Accounting services ...............................................          18,921
                   Transfer agent fees ...............................................          13,580
                   Directors' fees and expenses ......................................           4,487
                   Custodian fees ....................................................           3,179
                   Pricing fees ......................................................           2,740
                   Listing fees ......................................................             902
                   Other .............................................................           9,303
                                                                                          ------------
                   Total expenses ....................................................                          303,336
                                                                                                           ------------
                   Investment income--net ............................................                        1,886,436
                                                                                                           ------------
=======================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-----------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net .................................                         (423,007)
                   Change in unrealized appreciation on investments--net .............                        1,146,692
                                                                                                           ------------
                   Total realized and unrealized gain on investments--net ............                          723,685
                                                                                                           ------------
                   Net Increase in Net Assets Resulting from Operations ..............                     $  2,610,121
                                                                                                           ============

      See Notes to Financial Statements.


10      MUNIINSURED FUND, INC.                  MARCH 31, 2004

Statements of Changes in Net Assets

                                                                                           For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                            March 31,      September 30,
Increase (Decrease) in Net Assets:                                                             2004             2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................    $  1,886,436     $  3,763,414
                   Realized gain (loss) on investments--net ..........................        (423,007)         942,855
                   Change in unrealized appreciation on investments--net .............       1,146,692       (2,790,597)
                                                                                          -----------------------------
                   Net increase in net assets resulting from operations ..............       2,610,121        1,915,672
                                                                                          -----------------------------
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                   Investment income--net ............................................      (1,862,336)      (3,719,120)
                                                                                          -----------------------------
                   Net decrease in net assets resulting from dividends to shareholders      (1,862,336)      (3,719,120)
                                                                                          -----------------------------
=======================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------
                   Value of shares issued to Common Stock shareholders in
                     reinvestment of dividends .......................................          37,915               --
                                                                                          -----------------------------
                   Net increase in net assets derived from common stock transactions .          37,915               --
                                                                                          -----------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...........................         785,700       (1,803,448)
                   Beginning of period ...............................................      79,495,108       81,298,556
                                                                                          -----------------------------
                   End of period* ....................................................    $ 80,280,808     $ 79,495,108
                                                                                          =============================
                      * Undistributed investment income--net .........................    $    463,271     $    439,171
                                                                                          =============================

      See Notes to Financial Statements.


        MUNIINSURED FUND, INC.                  MARCH 31, 2004                11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived          For the Six                  For the Year Ended
from information provided in the financial statements.            Months Ended                      March 31,
                                                                    March 31,     -----------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2003         2002         2001         2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period ..................   $   9.84      $  10.06     $   9.76     $   9.29     $   9.27
                                                                    -------------------------------------------------------------
          Investment income--net ................................        .23@          .47@         .46          .46          .46
          Realized and unrealized gain (loss) on investments--net        .09          (.23)         .30          .47          .04
                                                                    -------------------------------------------------------------
          Total from investment operations ......................        .32           .24          .76          .93          .50
                                                                    -------------------------------------------------------------
          Less dividends and distributions:
             Investment income--net .............................       (.23)         (.46)        (.46)        (.46)        (.46)
             In excess of realized gain on investments--net .....         --            --           --           --         (.02)
                                                                    -------------------------------------------------------------
          Total dividends and distributions .....................       (.23)         (.46)        (.46)        (.46)        (.48)
                                                                    -------------------------------------------------------------
          Net asset value, end of period ........................   $   9.93      $   9.84     $  10.06     $   9.76     $   9.31
                                                                    =============================================================
          Market price per share, end of period .................   $   9.75      $   9.73     $   9.64     $   8.92     $ 8.1875
                                                                    =============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
          Based on market price per share .......................       2.59%+        5.91%       13.52%       14.84%        8.79%
                                                                    =============================================================
          Based on net asset value per share ....................       3.31%+        2.64%        8.27%       10.74%        6.53%
                                                                    =============================================================
=================================================================================================================================
Ratios to Net Assets
---------------------------------------------------------------------------------------------------------------------------------
          Expenses, net of reimbursement ........................        .76%*         .79%         .82%         .83%         .79%
                                                                    =============================================================
          Expenses ..............................................        .76%*         .79%         .82%         .83%         .79%
                                                                    =============================================================
          Investment income--net ................................       4.70%*        4.73%        4.78%        4.84%        5.06%
                                                                    =============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
          Net assets, end of period (in thousands) ..............   $ 80,281      $ 79,495     $ 81,299     $ 78,840     $ 75,025
                                                                    =============================================================
          Portfolio turnover ....................................      28.00%        92.60%       50.88%       66.75%       71.12%
                                                                    =============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


12      MUNIINSURED FUND, INC.                  MARCH 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


        MUNIINSURED FUND, INC.                  MARCH 31, 2004                13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

For the six months ended March 31, 2004, FAM earned fees of $640 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2004, were $21,660,076 and $22,747,126, respectively.

Net realized losses for the six months ended March 31, 2004 and net unrealized gains (losses) as of March 31, 2004, were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $   (21,396)        $ 5,895,159
Forward interest rate swaps ............           (401,611)           (134,526)
                                                -------------------------------
Total ..................................        $  (423,007)        $ 5,760,633
                                                ===============================

As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $5,895,159, of which $5,946,312 related to appreciated securities and $51,153 related to depreciated securities. The aggregate cost of investments at March 31, 2004 for Federal income tax purposes was $74,150,987.

4. Common Stock Transactions:

At March 31, 2004, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended March 31, 2004 increased by 3,826, as a result of dividend reinvestment and during the year ended September 30, 2003 remained constant.

5. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.036888 per share on April 29, 2004 to shareholders of record on April 16, 2004.

6. Capital Loss Carryforward:

On September 30, 2003, the Fund had a net capital loss carryforward of $238,588, of which $218,907 expires in 2009 and $19,681 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On November 21, 2003, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield Insured Fund, Inc. These Funds are registered, non-diversified closed-end management investment companies. Both have similar investment objectives and are managed by FAM.


14      MUNIINSURED FUND, INC.                  MARCH 31, 2004

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523

Amex Symbol

MIF

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIINSURED FUND, INC.                  MARCH 31, 2004                15

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniInsured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniInsured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10662 -- 3/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      MuniInsured Fund, Inc.


      By: /s/ Terry K. Glenn
          -----------------------------
          Terry K. Glenn,
          President of
          MuniInsured Fund, Inc.

      Date: May 21, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          -----------------------------
          Terry K. Glenn,
          President of
          MuniInsured Fund, Inc.

      Date: May 21, 2004

      By: /s/ Donald C. Burke
          -----------------------------
          Donald C. Burke,
          Chief Financial Officer of
          MuniInsured Fund, Inc.

      Date: May 21, 2004